Exhibit 99.1

FOR IMMEDIATE RELEASE	CONTACTS:
	Glenn Schaeffer	702-632-6710
	Les Martin	702-632-6820

MANDALAY RESORT GROUP

REPORTS RECORD THIRD QUARTER RESULTS

LAS VEGAS, NV—December 2, 2004—Mandalay Resort Group (NYSE: MBG) today announced results for its third quarter ended October 31, 2004.  For the quarter, the company reported net income of $67.1 million, or $.99 per diluted share, compared with $40.6 million, or $.63 per diluted share, in the prior year.  “Building on our expanding convention business and the overwhelming popularity of Las Vegas as a resort destination, Mandalay again delivered an impressive performance, notching its all-time record for the third quarter,” noted Glenn Schaeffer, the company’s President and Chief Financial Officer.

Results in the current year quarter include:  (1) a change in accounting estimate with respect to the company’s fixed jackpot reserves, which resulted in revenue of $8.2 million ($.08 per diluted share) included in casino revenue; (2) merger related costs (which are not deductible for tax purposes) of $6.6 million ($.10 per diluted share) included in corporate expense; (3) a reduction in other revenue of $3.4 million ($.03 per diluted share) related to adjusting the amortization of deferred income; and (4) a loss of $0.2 million representing the quarterly noncash adjustment of the carrying value of investments associated with the company’s executive retirement plan.  Results for the third quarter were also affected by higher health care costs, which rose $4.6 million, or 12%, versus the prior year quarter.  For the nine months, health care costs were up $15.1 million, or 14%, versus the prior year, with the increase attributable to rising medical costs in general, a surge in “catastrophic” claims and an increase in the number of covered employees.

Results for the prior year third quarter include: (1) preopening expenses of $4.0 million ($.04 per diluted share) related primarily to THEhotel; and (2) a gain of $1.0 million ($.01 per diluted share) representing the quarterly adjustment to the carrying value of the company’s executive retirement plan investments.

Average diluted shares outstanding in the quarter were 68.1 million versus 64.9 million in the prior year.  This reflects the issuance of shares pursuant to the exercise of employee stock options over the course of the past year, as well as grants of restricted stock in March and April of this fiscal year.  Total shares outstanding (excluding any dilutive effect from outstanding stock options) were 67.5 million at October 31, 2004, compared with 64.9 million at October 31, 2003.

Mandalay’s operating cash flow (which is not a defined term under Generally Accepted Accounting Principles—see Note 1 below) was $201.1 million for the quarter ended October 31, 2004, compared with $167.0 million in the prior year quarter.  The financial schedules accompanying this release provide a reconciliation of operating cash flow to net income as required by the Securities and Exchange Commission’s Regulation G.

LAS VEGAS STRIP

Operating cash flow at the company’s Las Vegas Strip properties (including the 50%-owned Monte Carlo) increased $42.4 million, or 33%, in the third quarter, driven by an 18% increase in revenue per available room (“REVPAR”), and a 14% increase in casino revenues (a 10% increase excluding the effect of the change in accounting estimate for fixed jackpots discussed previously).  All of the company’s Strip properties, including the Monte Carlo, reported record third quarter results.  “Mandalay continued its trend of stellar REVPAR comparisons on the Las Vegas Strip, with the third quarter marking the sixth consecutive quarter of double-digit percentage increases,” remarked Mr. Schaeffer.

Mandalay Bay generated operating cash flow of $66.2 million in the third quarter, an increase of 48% from the prior year.  REVPAR rose 13%, as room rates at Mandalay averaged $210 with 90% occupancy during the quarter, including the additional 1,117 suites in THEhotel(which opened December 2003).  Meanwhile, casino revenues at Mandalay Bay rose 13% during the third quarter despite a low hold percentage on its table games.

Luxor produced operating cash flow of $40.3 million, a 28% increase compared with $31.5 million last year.  REVPAR was up 12%, while casino revenues rose 24%.  At Excalibur, operating cash flow increased 22%, to $31.6 million from $26.0 million a year ago.  REVPAR at this property was up 16% and casino revenues grew 12%.  At Circus-Circus, operating cash flow was $19.9 million in the third quarter, up 24% from the prior year, as REVPAR increased 16% and casino revenues increased 8%.  For its part, Monte Carlo (50%-owned by Mandalay) reported operating cash flow of $30.8 million, up 28% from the prior year quarter.  REVPAR at Monte Carlo increased 15%, while casino revenues rose 16%.

OTHER NEVADA MARKETS

Combined operating cash flow at the company’s other Nevada properties (in Reno, Laughlin, Jean and Henderson) increased $2.5 million from the prior year third quarter.  While expanding Native American gaming in California continues to impact our operations, the rebound in the economy has contributed to improved results at these properties.  Please refer to the financial schedules accompanying this release for additional details by market.

OTHER MARKETS

In Elgin, Illinois, operating cash flow at the 50%-owned Grand Victoria was $15.4 million in the third quarter, up 14% from $13.5 million in the prior year quarter.  The increase was due in part to a higher than normal accrual rate for gaming taxes in the prior year third quarter, which was necessitated by an increase in gaming taxes which took effect July 1, 2003 and raised the top-end rate to 70% on annual gaming revenues exceeding $250 million.

In Detroit, Michigan, MotorCity generated operating cash flow of $35.5 million compared with $32.5 million last year, despite an increase in the gaming tax rate which took effect September 1, 2004 (and impacted Mandalay's earnings in the quarter by approximately $.02 per diluted share).  Meanwhile, in Tunica County, Mississippi, operating cash flow at the company’s Gold Strike Resort was $6.6 million compared with $7.8 million a year ago.

RECENT DEVELOPMENTS

On August 2, 2004, the company paid a quarterly dividend of $.27 per share to shareholders of record July 15, 2004.  Pursuant to the terms of the merger agreement with MGM MIRAGE, Mandalay may not declare additional dividends pending completion of the merger.

This press release contains “forward-looking statements” within the meaning of the federal securities law.  The forward-looking statements in this press release involve risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements herein.  Additional information concerning potential factors that could affect the company’s future financial results is included under the caption “Factors that May Affect Our Future Results” in Item 1 of the company’s annual report on Form 10-K for the year ended January 31, 2004.

Mandalay Resort Group owns and operates 11 properties in Nevada:  Mandalay Bay, Luxor, Excalibur, Circus Circus, and Slots-A-Fun in Las Vegas; Circus Circus-Reno; Colorado Belle and Edgewater in Laughlin; Gold Strike and Nevada Landing in Jean and Railroad Pass in Henderson.  The company also owns and operates Gold Strike, a hotel/casino in Tunica County, Mississippi.  The company owns a 50% interest in Silver Legacy in Reno, and owns a 50% interest in and operates Monte Carlo in Las Vegas.  In addition, the company owns a 50% interest in and operates Grand Victoria, a riverboat in Elgin, Illinois, and owns a 53.5% interest in and operates MotorCity in Detroit, Michigan.

NOTE 1:  As used in this release, operating cash flow represents net income adjusted to exclude income taxes, net interest expense, minority interest, noncash expenses (principally depreciation and amortization) and certain other expenses that are not considered directly related to ongoing operations, such as operating lease rent and preopening expenses.  Operating cash flow is presented as supplemental disclosure because it is widely viewed by investors as a key measure of operating performance in the gaming industry and it is also used as a principal basis for valuing gaming companies.  Management utilizes operating cash flow in a similar manner to monitor and evaluate the relative performance of its various operating resorts, including the evaluation of management personnel at both the property and corporate levels.  Operating cash flow is not an accepted measure under Generally Accepted Accounting Principles (“GAAP”) and should not be considered an alternative to GAAP measures of performance, such as net income or income from operations, or as an alternative to GAAP measures of liquidity, such as net cash provided by operating activities.  A reconciliation of net income to operating cash flow is provided, on a consolidated basis as well as by property, in the financial schedules accompanying this release.  Operating cash flow is sometimes referred to as earnings before interest, taxes, depreciation and amortization (“EBITDA”).  Other gaming companies that report operating cash flow or EBITDA may calculate their results in a different manner than the company.

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MANDALAY RESORT GROUP

Condensed Consolidated Statements of Income

(Dollars in thousands, except share data)

(UNAUDITED)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2004	2003	2004	2003

Revenues	$720,323	$625,620	$2,163,531	$1,886,965

Costs and expenses	(576,596)	(517,442)	(1,706,889)	(1,551,326)

	143,727	108,178	456,642	335,639

Preopening expense	—	(4,015)	—	(4,372)

Earnings of unconsolidated affiliates	23,307	19,846	65,624	65,593

Income from operations	167,034	124,009	522,266	396,860

Interest expense	(49,001)	(48,784)	(146,328)	(154,488)

Loss on early extinguishment of debt, net of related gain on swap termination	—	—	—	(6,327)

Other income (expense)	(366)	686	1,942	3,390

Minority interest	(14,831)	(13,552)	(48,372)	(42,766)

Income before income tax	102,836	62,359	329,508	196,669

Income tax expense	(35,729)	(21,717)	(116,859)	(69,645)

Net income	$67,107	$40,642	$212,649	$127,024

Basic earnings per share	$0.99	$0.65	$3.17	$2.07

Diluted earnings per share	$0.99	$0.63	$3.15	$1.98

Average shares outstanding (basic)	67,518,118	62,659,704	67,081,990	61,405,530

Average shares outstanding (diluted)	68,075,411	64,894,681	67,568,942	64,241,628

###

Mandalay Resort Group

Reconciliation of Net Income to Operating Cash Flow and Other Information

	Three Months Ended October 31,		Nine Months Ended October 31,
	2004	2003	2004	2003
MANDALAY BAY

Net Income	$31,278	$12,105	$90,179	$47,016
Income Tax Expense	16,676	6,727	48,248	26,950
Interest Expense	6	6	17	17
Other Expense (Income)	(6)	(3)	144	55
Income From Operations	47,954	18,835	138,588	74,038
Preopening	—	4,015	—	4,372
Operating Lease Rent	—	—	—	11,517
Depreciation/Amortization	18,242	21,983	57,583	49,153
Operating Cash Flow	$66,196	$44,833	$196,171	$139,080

Net Revenues	$213,683	$162,798	$636,203	$490,983
Casino Revenues	$54,848	$48,473	$165,904	$142,574
ADR	$209.88	$185.83	$207.09	$184.52
Occupancy	89.8%	90.1%	87.8%	90.1%
REVPAR	$188.47	$167.47	$181.89	$166.21

	Three Months Ended October 31,		Nine Months Ended October 31,
	2004	2003	2004	2003
LUXOR

Net Income	$21,560	$15,577	$61,477	$46,264
Income Tax Expense	11,504	8,647	32,864	25,197
Interest Expense	3	3	9	11
Other Expense (Income)	8	52	(65)	181
Income From Operations	33,075	24,279	94,285	71,653
Preopening	—	—	—	—
Operating Lease Rent	—	—	—	3,754
Depreciation/Amortization	7,200	7,194	22,582	18,221
Operating Cash Flow	$40,275	$31,473	$116,867	$93,628

Net Revenues	$112,520	$100,188	$332,836	$298,657
Casino Revenues	$32,852	$26,530	$91,344	$76,405
ADR	$113.27	$106.50	$113.24	$103.10
Occupancy	91.1%	86.3%	91.8%	87.6%
REVPAR	$103.23	$91.88	$104.01	$90.31

	Three Months Ended October 31,		Nine Months Ended October 31,
	2004	2003	2004	2003
EXCALIBUR

Net Income	$17,837	$13,969	$52,227	$40,030
Income Tax Expense	9,559	7,752	27,987	22,615
Interest Expense	—	—	9	3
Other Expense (Income)	8	51	85	38
Income From Operations	27,404	21,772	80,308	62,686
Preopening	—	—	—	—
Operating Lease Rent	—	—	—	3,279
Depreciation/Amortization	4,196	4,218	12,475	9,875
Operating Cash Flow	$31,600	$25,990	$92,783	$75,840

Net Revenues	$87,992	$79,375	$259,891	$235,605
Casino Revenues	$32,852	$29,318	$93,220	$86,422
ADR	$84.01	$77.22	$84.72	$74.63
Occupancy	98.0%	91.7%	96.4%	92.9%
REVPAR	$82.30	$70.78	$81.67	$69.35

	Three Months Ended October 31,		Nine Months Ended October 31,
	2004	2003	2004	2003
CIRCUS CIRCUS - LAS VEGAS

Net Income	$9,952	$7,122	$31,663	$22,022
Income Tax Expense	5,320	3,952	16,936	12,435
Interest Expense	—	1	3	3
Other Expense (Income)	20	—	(36)	(10)
Income From Operations	15,292	11,075	48,566	34,450
Preopening	—	—	—	—
Operating Lease Rent	—	—	—	1,622
Depreciation/Amortization	4,572	5,008	14,329	13,987
Operating Cash Flow	$19,864	$16,083	$62,895	$50,059

Net Revenues	$71,519	$66,179	$217,918	$200,133
Casino Revenues	$28,873	$26,631	$86,313	$80,073
ADR	$60.90	$54.85	$61.81	$54.80
Occupancy	95.0%	91.2%	93.9%	91.2%
REVPAR	$57.85	$50.02	$58.04	$49.99

	Three Months Ended October 31,		Nine Months Ended October 31,
	2004	2003	2004	2003
GOLD STRIKE-TUNICA

Net Income	$2,768	$3,549	$11,017	$10,239
Income Tax Expense	1,510	2,060	6,077	6,052
Interest Expense	—	—	—	—
Other Expense (Income)	12	(2)	5	(10)
Income From Operations	4,290	5,607	17,099	16,281
Preopening	—	—	—	—
Operating Lease Rent	—	—	—	—
Depreciation/Amortization	2,323	2,193	6,838	6,492
Operating Cash Flow	$6,613	$7,800	$23,937	$22,773

Net Revenues	$35,515	$34,166	$107,873	$101,058
Casino Revenues	$31,069	$29,230	$94,246	$86,886
ADR	$49.74	$48.19	$49.98	$48.50
Occupancy	85.8%	87.1%	85.1%	84.4%
REVPAR	$42.65	$41.99	$42.55	$40.96

	Three Months Ended October 31,		Nine Months Ended October 31,
	2004	2003	2004	2003
LAUGHLIN PROPERTIES

Net Income	$807	$302	$5,871	$3,356
Income Tax Expense	366	164	2,991	1,901
Interest Expense	—	—	—	—
Other Expense (Income)	—	—	9	(27)
Income From Operations	1,173	466	8,871	5,230
Preopening	—	—	—	—
Operating Lease Rent	—	—	—	—
Depreciation/Amortization	2,280	2,478	6,965	7,275
Operating Cash Flow	$3,453	$2,944	$15,836	$12,505

Net Revenues	$38,467	$35,888	$121,412	$111,800
Casino Revenues	$26,886	$23,740	$82,791	$73,684
ADR	$31.19	$28.83	$32.13	$29.50
Occupancy	77.9%	77.3%	82.7%	80.0%
REVPAR	$24.29	$22.71	$26.57	$23.74

	Three Months Ended October 31,		Nine Months Ended October 31,
	2004	2003	2004	2003
CIRCUS CIRCUS - RENO

Net Income	$2,743	$1,647	$6,922	$4,267
Income Tax Expense	1,481	914	3,722	2,404
Interest Expense	28	27	138	27
Other Expense (Income)	(18)	1	(30)	5
Income From Operations	4,234	2,589	10,752	6,703
Preopening	—	—	—	—
Operating Lease Rent	—	—	—	—
Depreciation/Amortization	1,487	1,441	4,479	4,371
Operating Cash Flow	$5,721	$4,030	$15,231	$11,074

Net Revenues	$29,076	$28,546	$86,539	$84,259
Casino Revenues	$14,601	$13,801	$42,373	$41,113
ADR	$63.63	$57.94	$59.63	$54.21
Occupancy	79.7%	84.2%	81.8%	81.9%
REVPAR	$50.68	$48.79	$48.78	$44.42

	Three Months Ended October 31,		Nine Months Ended October 31,
	2004	2003	2004	2003
GOLD STRIKE PROPERTIES

Net Income	$678	$255	$3,273	$999
Income Tax Expense	387	135	1,749	559
Interest Expense	—	—	—	—
Other Expense (Income)	(3)	84	(3)	96
Income From Operations	1,062	474	5,019	1,654
Preopening	—	—	—	—
Operating Lease Rent	—	—	—	—
Depreciation/Amortization	807	851	2,496	2,594
Operating Cash Flow	$1,869	$1,325	$7,515	$4,248

Net Revenues	$19,453	$18,938	$59,629	$57,168
Casino Revenues	$15,104	$14,718	$46,095	$44,567
ADR	$36.23	$31.71	$35.19	$31.38
Occupancy	65.6%	60.9%	65.7%	62.0%
REVPAR	$23.75	$19.31	$23.12	$19.45

	Three Months Ended October 31,		Nine Months Ended October 31,
	2004	2003	2004	2003
MOTORCITY CASINO **

Net Income	$31,915	$29,163	$104,094	$92,029
Income Tax Expense	—	—	—	—
Interest Expense	448	713	1,241	1,998
Other Expense (Income)	(1)	(35)	(21)	(90)
Income From Operations	32,362	29,841	105,314	93,937
Preopening	—	—	—	—
Operating Lease Rent	—	—	—	—
Depreciation/Amortization	3,144	2,621	9,079	7,371
Operating Cash Flow	$35,506	$32,462	$114,393	$101,308

Net Revenues	$108,069	$96,826	$330,469	$299,173
Casino Revenues	$103,229	$92,367	$316,597	$285,246

	Three Months Ended October 31,		Nine Months Ended October 31,
	2004	2003	2004	2003
CONSOLIDATED

Net Income	$67,107	$40,642	$212,649	$127,024
Income Tax Expense	35,729	21,717	116,859	69,645
Minority Interest	14,831	13,552	48,372	42,766
Interest Expense	49,001	48,784	146,328	154,488
Loss on Early Extinguishment of Debt, Net of Related Gain on Swap Termination	—	—	—	6,327
Other Expense (Income)	366	(686)	(1,942)	(3,390)
Income From Operations	167,034	124,009	522,266	396,860
Preopening	—	4,015	—	4,372
Operating Lease Rent	—	—	—	20,172
Depreciation/Amortization	46,001	49,821	142,164	124,593
Minority Interest in MotorCity Operating Cash Flow	(16,511)	(15,095)	(53,193)	(47,108)
Mandalay’s Share of Depreciation From Unconsolidated Affiliates	4,589	4,211	13,258	12,520
Operating Cash Flow	$201,113	$166,961	$624,495	$511,409

	Three Months Ended October 31,		Nine Months Ended October 31,
	2004	2003	2004	2003
SILVER LEGACY (50% - owned) **

Net Income	$3,756	$4,004	$12,541	$10,740
Income Tax Expense	—	—	—	—
Interest Expense	4,244	4,259	12,745	11,885
Other Expense (Income)	80	273	91	499
Income From Operations	8,080	8,536	25,377	23,124
Preopening	—	—	—	—
Operating Lease Rent	—	—	—	—
Depreciation/Amortization	2,663	2,715	7,958	8,048
Operating Cash Flow	$10,743	$11,251	$33,335	$31,172

Net Revenues	$42,146	$43,148	$123,996	$121,900
Casino Revenues	$22,575	$24,562	$67,780	$70,531
ADR	$73.29	$69.02	$69.84	$64.95
Occupancy	85.9%	88.2%	88.0%	86.5%
REVPAR	$62.97	$60.88	$61.47	$55.85

	Three Months Ended October 31,		Nine Months Ended October 31,
	2004	2003	2004	2003
GRAND VICTORIA (50% - owned) **

Net Income	$12,944	$11,000	$38,198	$50,772
Income Tax Expense	—	—	—	—
Interest Expense	—	—	—	—
Other Expense (Income)	(56)	(31)	(151)	(181)
Income From Operations	12,888	10,969	38,047	50,591
Preopening	—	—	—	—
Operating Lease Rent	—	—	—	—
Depreciation/Amortization	2,470	2,513	7,346	7,272
Operating Cash Flow	$15,358	$13,482	$45,393	$57,863

Net Revenues	$99,559	$95,711	$297,031	$283,656
Casino Revenues	$97,157	$93,482	$289,841	$277,023

	Three Months Ended October 31,		Nine Months Ended October 31,
	2004	2003	2004	2003
MONTE CARLO (50% - owned) **

Net Income	$26,789	$20,907	$72,032	$59,204
Income Tax Expense	—	—	—	—
Interest Expense	—	—	12	1
Other Expense (Income)	(81)	(8)	(176)	(95)
Income From Operations	26,708	20,899	71,868	59,110
Preopening	—	—	—	—
Operating Lease Rent	—	—	—	—
Depreciation/Amortization	4,043	3,198	11,212	9,721
Operating Cash Flow	$30,751	$24,097	$83,080	$68,831

Net Revenues	$77,559	$67,555	$220,371	$200,555
Casino Revenues	$28,981	$25,003	$78,644	$72,539
ADR	$116.85	$111.25	$117.82	$103.85
Occupancy	96.9%	88.8%	96.2%	92.8%
REVPAR	$113.26	$98.77	$113.36	$96.32

** Amounts represent 100% of totals for the property.